                                                                    Exhibit 99.B

                         UNITED STATES BANKRUPTCY COURT

                              DISTRICT OF DELAWARE

 In re:                                        Chapter 11

 THE FINOVA GROUP INC.,                        Case Nos. 01-0697 (PJW)  through
 FINOVA CAPITAL CORPORATION,                   01-0705 (PJW)
 FINOVA (CANADA) CAPITAL CORPORATION,
 FINOVA CAPITAL PLC,                           Jointly Administered
 FINOVA LOAN ADMINISTRATION INC.,
 FINOVA MEZZANINE CAPITAL INC.,
 FINOVA PORTFOLIO SERVICES, INC,
 MOVA TECHNOLOGY FINANCE, INC., AND
 FINOVA FINANCE TRUST,

 Debtors.

                                   CORRECTED*
                     ORDER CONFIRMING THE THIRD AMENDED AND

                    RESTATED JOINT PLAN OF REORGANIZATION OF

                 DEBTORS UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

         WHEREAS, The FINOVA Group Inc. ("FNV Group") and its affiliated Debtors and debtors in possession (together with FNV Group, colIectively, the "Debtors") having filed the Third Amended and Restated Joint Plan of Reorganization of Debtors Under Chapter 11 of the Bankruptcy Code (as amended and supplemented, the "Plan")(1) and the Third Amended and Restated Disclosure Statement with Respect to Joint Plan of Reorganization of Debtors Under Chapter 11 of the Bankruptcy Code (the "Disclosure Statement"), each dated as of June 13, 2001; and

         WHEREAS on July 20, 2001, the Debtors filed the Plan Supplement with respect to the Plan, and on August 1, 2001, the Debtors filed the Supplement to
Exhibit 7.1 to the Plan Supplement, and on August 3, 2001, the Debtors filed the Amendment to Exhibits 7.1 and 7.1 to the Plan Supplement, on August 10, 2001, the Debtors filed the Amended and Restated Plan

------------------------------
         (1) Unless otherwise defined, capitalized terms used herein shall have the meanings set forth in the Plan.
* Corrected to show signature date is August 10, not August 9.

Supplement, on August 10, 2001, the Debtors filed the Amended and Restated Plan Supplement with respect to the Plan (collectively, and together with further amendments to the Plan Supplement filed prior to the Effective Date, the "Plan Supplement"); and

         WHEREAS, on August 8, 2001, the Debtors filed their Technical Amendments to the Plan (the "Plan Amendments"); and

         WHEREAS, on August 10, 2001, the Debtors filed the Revised Technical Amendment to Third Amended and Restated Joint Plan of Reorganization of Debtors Dated as of June 14, 2001 (together with the August 8 Plan Amendments, the "Plan Amendments"); and

         WHEREAS the Plan as supplemented and amended by the Plan Supplement and the Plan Amendments constitutes the "Plan" that is before this Court for purposes of confirmation; and

         WHEREAS, on June 14, 2001 , upon finding that the Disclosure Statement satisfied the requirements of section 1125 of chapter 11 of title 11 of the United States Code (the "Bankruptcy Code"), after due notice and hearings, this Court entered an order (the "Disclosure Statement Order"), inter alia, approving the Disclosure Statement, approving the form of ballots and master ballots and solicitation procedures, fixing the voting deadline at 5.00 p.m. (Mountain Standard Time) on August 1, 2001, fixing the deadline for objecting to confirmation of the Plan at 4:00 p.m. on August 3, 2001, fixing the Confirmation Hearing for August 10, 2001 at 9:30 a.m., and approving the forms of notice to be sent to each Class or Claims or Interests, including the notice of the Confirmation Hearing (the "Confirmation Notice"), all in accordance with the Bankruptcy Code and the Federal Rules of Bankruptcy Procedure; and

         WHEREAS, Claudia King & Associates, Inc., the Voting Agent, caused to be transmitted to all known creditors and equity holders the Disclosure Statement, the Disclosure

Statement Order, the Confirmation Notice, and related solicitation materials on or before June 25, 2001, and such transmission is attested to in the following affidavits, each of which were filed with the Clerk of this Court: (i) Affidavit of Mailing re Solicitation and Notification Package for Debtors' Third Amended and Restated Disclosure Statement with Respect to Joint Plan of Reorganization, (referring to certain solicitation packages distributed by King & Associates);
(ii) Affidavit of Mailing re Solicitation and Notification Package for Debtors' Third Amended and Restated Disclosure Statement with Respect to Joint Plan of Reorganization (referring to certain solicitation packages distributed by the Covington Group); (iii) Affidavit of Mailing To Solicitation and Notification Package for Debtors' Third Amended and Restated Disclosure Statement with Respect to Joint Plan of Reorganization (referring to certain solicitation packages distributed by the Covington Group); (iv) Affidavit of Mailing re Solicitation and Notification Package for Debtors' Third Amended and Restated Disclosure Statement with Respect to Joint Plan of Reorganization (referring to the solicitation packages distributed by Apple Direct Mail Center); and (v) Affidavit of Mailing re Solicitation and Notification Package for Debtors' Third Amended and Restated Disclosure Statement with Respect to Joint Plan of Reorganization (referring to certain solicitation packages distributed by King & Associates) (the foregoing affidavits collectively referred to herein as the "Mailing Affidavits"); and

         WHEREAS, the Debtors caused the Confirmation Notice to be published in the national editions of USA Today, The Wall Street Journal, and The New York Times on or before July 2, 2001 , and such publication is attested to in the Affidavits of Publication of Hearing to Consider Confirmation of Joint Plan of Reorganization of Debtors Under Chapter 11 of the Bankruptcy Code, filed on July 10, 2001, with the Clerk of this Court; and

         WHEREAS, the Debtors filed the affidavit of Claudia King, sworn to on August 8, 2001, attesting to the tabulation of all ballots received on or before the Voting Deadline from holders of Claims and Interests entitled to vote on the Plan (2) and the supplemental affidavit of Claudia King, sworn to on August 9, 2001, attesting to the tabulation of all ballots received on or before August 9, 2001 at 5:00 p.m. (MST) from the holders of TOPrS entitled to vote on the Plan (collectively, the "King Affidavit"); and

         WHEREAS, the King Affidavit reflects that the Plan obtained the requisite acceptances for each Debtor and from each Class to support Confirmation of the Plan;

         WHEREAS, the Court received those objections to Confirmation of the Plan set forth in the Summary of Debtors' Responses to Objections to Confirmation of Third Amended and Restated Joint Plan of Reorganization, dated August 8, 2001; and

         WHEREAS, the Debtors have entered into the following stipulations resolving certain objections to claims for voting purposes only: (i) Stipulation Resolving Response of Creditor Consolidated Rail Corporation to Debtors' Omnibus Objection to Claims for Voting Purposes Only, dated August 10, 2001, and (ii) Stipulation Resolving Limited Objection of U.S. Bank Trust National Association to Debtors' Oninibus Objection to Claims for Voting Purposes, dated August 10, 2001; and

----------------------------
(2) The Debtors note that, pursuant to the Disclosure Statement Order, only holders of claims not subject to any objection are entitled to vote upon the Plan. Pursuant to the Debtors' Omnibus Objection to Claims for Voting Purposes Only, dated June 20, 2001, which was served upon all recipients of any Solicitation Package or Notice Package pursuant to the Disclosure Statement Order, the Debtors have objected to all claims (i) to the extent that that they were not listed on the Schedules; (ii) to the extent that that they were listed on the Schedules as contingent, unliquidated or disputed or (iii) if listed on the Schedules and not listed as contingent, unliquidated or disputed, but asserted in excess of the scheduled amount, then to the extent of such excess (the "Disputed Claims"). Votes cast by holders of Disputed Claims were not considered in the tabulation of votes to accept or reject the Plan.

         WHEREAS, the Debtors have entered into stipulations and agreements resolving certain filed and informal objections to the Plan (together with the stipulations referenced in the preceding paragraph, the "Plan Stipulations"), as follows:

         (a) Stipulation and Order Regarding Claims of the Bank of Nova Scotia, as Administrative Agent, Against FINOVA (Canada) Capital Corporation;

         (b) Stipulation and Order Regarding Claims of (I) ABN Amro Bank, N.V., Individually and as Agent and (II) the Prepetition Lenders to FINOVA Capital PLC Against FINOVA Capital PLC and FINOVA Capital Corporation;

         (c) Letter Agreement resolving objections to confirmation of Plan by Aransas County, Arlington, Balch Springs, Bastrop CAD, Bexar County, Bosque County, Brownsville ISD, Caldwell CAD, Cameron County, Carrollton, Dallas County, Denton, DeSoto, DeWitt County, Ector County, El Paso, Fort Bend County, Fort Bend ISD, Frisco, Gonzales County, Grayson County, Gregg County, Hamilton CAD, Harris County, Hidalgo County, Houston, Houston ISD, Hunt County, Jefferson County, Kermit ISD, Lamar CISD, Madison County, McAllen, Montgomery County, New Braunfels ISD, Nueces County, Pharr-San Juan-Alamo ISD, Rockwall CAD, Rockwall County, Roma ISD, Sherman, Smith County, Stephenville, Stephenville ISD, Tarrant County, Victoria County, Wilkler County, and Yoakum ISD;

         (d) Letter Agreement resolving objections to confirmation of the Plan by County of Anderson, Bastrop I.S.D., Tax Appraisal District of Bell County, County of Bowie, County of Brazor, City of Bryan, Bryan I.S.D., County of Comal, County of Denton, County of Henderson, County of Kendall, Midland Central Appraisal District, County of Wilbarger, City of Vernon, Vernon Legional Junior College, and Veron I.S.D;

         (c) Stipulation Resolving Louisiana Department of Revenue's Objection to Confirmation of the Joint Plan of Reorganization of Debtors Under Chapter 11 of the Bankruptcy Code;

         (f) Stipulation Resolving Objection of CalFox, Inc. to the Third Amended and Restated Joint Plan of Reorganization of the Debtors Under Chapter 11 of the Bankruptcy Code, Specifically to the Cure Amount;

         (g) Stipulation Resolving Golden Corral Corporation's Limited Objection to Confirmation of the Third Amended Plan of Reorganization; and

         (h) Stipulation and Order re Claims of BNP Paribas and Chase Manhattan Bank (the "FINOVA plc Stipulation").

         WHEREAS, the Debtors submitted the Affidavit of William J. Hallinan, the President and Chief Executive Officer of the Debtors (the "Hallinan Affidavit"). and the Affidavit of Todd R. Snyder, Managing Director of Rothschild Inc., financial advisor and investment banker to the Debtors (the "Snyder Affidavit"), both in support of the Debtors' Plan; and

         WHEREAS, the Debtors filed a memorandum of law in support of confirmation of the Plan (the "Confirmation Memorandum"), and a summary of evidence in support of confirmation of the Plan (the "Offer of Proof'); and

         WHEREAS, the Confirmation Hearing was held on August 10, 2001;

         NOW, THEREFORE, the Court having considered the King Afridavit, the Hallinan Affidavit, the Snyder Affidavit, the Confirmation Memorandum, the Offer of Proof, the Disclosure Statement and the Exhibits thereto, the record of the Confirmation Hearing, all other papers filed in support of the Plan and in response to objections and the entire record of these Chapter 11 Cases, and after due deliberation thereon and sufficient cause therefor;

         IT IS HEREBY FOUND AND DETERMINED that:

         1. The findings and conclusions set forth herein constitute the Court's findings of fact and conclusions of law pursuant to Bankruptcy Rule 7052, made applicable to this proceeding pursuant to Bankruptcy Rule 9014.

         2. To the cxtent any findings or fact constitute conclusions of law, they are adopted as such. To the extent any conclusions of law constitute findings of fact, they are adopted as such.

         3. Jurisdiction (28 U.S.C. (section mark) 157(b)(2)). This Court has
            -------------------------------------------------
jurisdiction under sections 157 and 1334(a) and (b) of title 28 of the United States Code to consider confirmation of the Plan and all provisions thereof. Confirmation of the Plan is a core proceeding under 28 U.S.C. (section mark) 157(b)(2) and this Court has jurisdiction to enter a final order with respect thereto.

         4. Transmittal and Mailing of Materials; Notice. The Disclosure
            --------------------------------------------
Statement, notice of the Confirmation Hearing, Disclosure Statement Order, and the ballots were transmitted and served in compliance with the Disclosure Statement Order and the Bankruptcy Rules and such transmittal and service were adequate and sufficient. As described in the Mailing Affidavits, all parties required to be given notice of the Confirmation Hearing (including notice of the deadline for filing and serving objections to confirmation of the Plan) have been given due, proper, timely, and adequate and sufficient notice of such hearing in accordance with the Bankruptcy Rules and the Disclosure Statement Order, and have had an ample opportunity to appear and be heard with respect thereto, and no further notice is required.

         5. Voting. Votes to accept and reject the Plan have been solicited and
            ------
tabulated fairly, in good faith, and in a manner consistent with the Bankruptcy Code, the Bankruptcy Rules, the Disclosure Statement Order and industry practice, including with respect to procedures used for extension of certain deadline and acceptance of transmission of certain votes of TOPrS holders by electronic means.

         6. Plan Compliance With Bankruptcy Code (11 U.S.C. (section mark)
            --------------------------------------------------------------
1129(a)(1)). The Plan complies with the applicable provisions of the Bankruptcy
-----------
Code and Bankruptcy Rules thereby satisfying 11 U.S.C. (section mark)
1129(a)(1).

         a. Proper Classification (11 U.S.C. (section marks) 1122, 1123(a)(1)).
            ------------------------------------------------------------------
The Plan provides for separate Classes of Claims and Classes of Interests as appropriate for each of the Debtors. Classification of these Claims and Interests in each Plan is proper and consistent with Section 1122 of the Bankruptcy Code because each Claim and each Interest classified in such Classes is substantially similar to the other Claims and Interests therein and a reasonable basis exists for each classification in the Plan. The Plan properly complies with the subordination provisions of section 510(b) of the Bankruptcy Code with respect to the Claims in Classes FNV Group-7 (Equity Sectuities (section mark) 510(b) Claims), FNV Capital-5 (Debt Securities (section mark) 510(b) Claims) and FNV Mezzanine-6 (Equity Securities (section mark) 510(b) Claims). The Plan thereby satisfies Section 1123(a)(1) of the Code.

         b. Specified Treatment of Unimpaired Classes (11 U.S.C. (section marks)
            --------------------------------------------------------------------
1123(a)(2)). The Plan specifies that Classes FNV Group-1, FNV Group-2, FNV
-----------
Group-4, FNV Group-5, FNV Capital-1, FNV Capital-2, FNV Capital-6, FNV Canada-1, FNV Canada-2, FNV Canada-3, FNV Canada-4, FNV UK-1, FNV UK-2, FNV UK-3, FNV UK-4, FNV UK-5, FNV Loan- 1, FNV Loan-2, FNV Loan-3, FNV Loan-4, FNV Loan-5, FNV Mezzanine-1, FNV Mezzanine-2, FNV Mezzanine-3, FNV Mezzanine-4, FNV Portfolio-1, FNV Portfolio-2, FNV Portfolio-3, FNV Portfolio-4, FNV Portfolio-5, FNV Technology-1, FNV Technology-2, FNV Technology-3, FNV Technology-4, FNV Technology-5, FNV Trust-1, FNV Trust-2, FNV Trust-3 and FNV Trust-4 (the "Unimpaired Classes") are not impaired under the Plan, thereby satisfying
Section 1123(a)(2) of the Bankruptcy Code.

         c. Specified Treatment of Impaired Classes (11 U.S.C (section mark)
            ----------------------------------------------------------------
1123(a)(3)). The Plan specifies the treatment of each impaired Class under the
-----------
Plan; specifically, FNV Group-3, FNV Group-6, FNV Group-7, FNV Capital-3, FNV Capital-4, FNV Capital-5, FNV Mezzanine-5, FNV Mezzanine-6, FNV Trust-5 and FNV Trust-6 (the "Impaired Classes), thereby satisfying section 1123(a)(3) of the Bankruptcy Code.

         d. No Discrimination (11 U.S.C. (section mark) 1123(a)(4)). The Plan
            -------------------------------------------------------
provides for the same treatment for each Allowed Claim or Allowed Interest in each respective Class unless the holder of such Claim or Interest has agreed to a less favorable treatment of such Claim or Interest, thereby satisfying Section 1123(a)(4) of the Bankruptcy Code.

         e. Implementation of the Plan (11 U.S.C. (section mark) 1123(a)(5)).
            ----------------------------------------------------------------
Articles VII and IX of the Plan and the various documents and agreements set forth in the Plan Supplement provide adequate and proper means for implementation of the Plan by providing for the implementation of the Restructuring Transactions, thereby satisfying section 1123(a)(5) of the Bankruptcy Code.

         f. Nonvoting Equity Securities (11 U.S.C. (section mark) 1123 (a)(6)).
            ------------------------------------------------------------------
The Plan provides for each of the Reorganized Debtors to be governed by the New Corporate Documents which, among other things, will prohibit the issuance of non-voting equity securities, thereby satisfying section 1123(a)(6) of the Bankruptcy Code.

         g. Designation of Corporate Officers and Directors (11 U.S.C.
            ----------------------------------------------------------
(section mark) 1123 (a)(7)). The initial board of directors of Reorganized FNV
---------------------------
Group and Reorganized FNV Capital as it is comprised as of the Effective Date shall be Ian M. Cumming; Joseph S. Steinberg, Lawrence S. Hershfield; R. Gregory Morgan; G. Robert Durham, Kenneth R. Smith; and one member designated by the official committee of unsecured creditors appointed in the Chapter 11 Cases (the "Creditors' Committee"). The boards of directors of the other Reorganized Debtors shall be constituted as set forth in the Plan Supplement. The executive officers of each of the Reorganized Debtors on the Effective Date shall be those persons designated in the Plan Supplement. These provisions are consistent with the interests of creditors and equity security holders and consistent with public policy, thereby satisfying section 1123(a)(7) of the Bankruptcy Code.

         h. Impairment of Classes (11 U.S.C. (section mark) 1123 (b)(1)). In
            ------------------------------------------------------------
accordance with section 1123(b)(1) of the Bankruptcy Code, Article V of the Plan impairs or leaves unimpaired, as the case may be, each Class of Claims and Interests under the Plan.

         i. Rejection of Executory Contracts and Unexpired Leases (11 U.S.C.
            ----------------------------------------------------------------
(section mark) 1123(b)(2)). In accordance with section 1123(b)(2) of the
--------------------------
Bankruptcy Code, the Plan provides for the (a) assumption as of the Effective Date of all executory contracts and unexpired leases to which such Debtor is a party including, but not limited to, the contracts and leases specified in
Exhibit 7.2 to the Plan filed in the Plan Supplement, except the contracts and leases specified in Exhibit 7.1 to the Plan filed in the Plan Supplement, with cure payments to be made on the Distribution Date, and (b) rejection as of the Effective Date of the executory contracts and unexpired leases specified in
Exhibit 7.1 of the Plan.

         j. Settlement of Claims (11 U.S.C. (section mark) 1123 (b)(3)). In
            -----------------------------------------------------------
accordance with section 1123(b)(3) of the Bankruptcy Code and Rule 9019 of the Federal Rules of Bankruptcy Procedure, the settlements and compromises reflected in the following motions and stipulations in aid of Confirmation of the Plan are hereby authorized and approved in all respects: (i) the Securities Settlement Motion (as defined in the Hallinan Affidavit), (ii) Stipulation and Order Regarding Claims of ABN AMRO Bank, N.V., Individually and as Agent; and the Prepetition Lenders to FINOVA Capital PLC Against FINOVA Capital PLC and FINOVA Capital Corporation, dated August 9, 2001, and (iii) Stipulation and Order Regarding Claims of the Bank of Nova Scotia, as Administrative Agent, Against FINOVA (Canada) Capital Corporation, dated August 9, 2001.

         7. Debtors' Compliance with Bankruptcy Code (11 U.S.C. (section mark)
            ------------------------------------------------------------------
1129(a)(2)). The Debtors have complied with the applicable provisions of the
-----------
Bankruptcy Code, thereby satisfying section 1129(a)(2) of the Bankruptcy Code,

         8. Plan Proposed in Good Faith (11 U.S.C. (section mark) 1129(a)(3).
            ----------------------------------------------------------------
The Debtors have proposed the Plan in good faith and not by any means forbidden by law, thereby satisfying section 1129(a)(3) of the Bankruptcy Code. The Debtors' good faith is evident from the facts and records of this case, the Disclosure Statement and the hearing thereon, and the record of the Confirmation Hearing and other proceedings held in these Chapter 11 Cases. All matters relating to the Plan and the confirmation thereof have been fully disclosed, and there are no special arrangements, amounts to be paid, or transactions not provided for in the Plan and the Plan Documents.

         9. Payments for Services or Costs and Expenses (11 U.S.C. (section
            ---------------------------------------------------------------
mark) 1129(a)(4)). Any payment made or to be made by any Debtor for services or
-----------------
for costs and expenses in or in connection with the Chapter 11 Cases, or in connection with the Plan and incident to the Chapter 11 Cases, has been approved by, or is subject to the approval of, the Court as reasonable, thereby satisfying section 1129(a)(4) of the Bankruptcy Code.

         10. Directors, Officers, and Insiders (11 U.S.C. (section mark)
             -----------------------------------------------------------
1129(a)(5)). The requirements of section 1129(a)(5) of the Bankruptcy Code are
-----------
satisfied because (a) the Debtors have identified, in the Disclosure Statement and the Plan Supplement, the identity and affiliations of any individual proposed to serve as a director or executive officer of any Reorganized Debtor, and the Debtors participating in the Plan, (b) the appointment to, or continuance in such office of such individual is consistent with the interests of creditors and equity security holders and with public policy, and (c) the Debtors have disclosed the identity of any insider that will be employcd or retained by the Reorganized Debtors, and the nature of any compensation for such insider.

         11. No Rate Changes (11 U.S.C. (section mark) 1129(a)(6)). The Debtors
             -----------------------------------------------------
are not subject to any governmental rcgulatory commissions and section 1129(a)(6) of the Bankruptcy Code is therefore inapplicable.

         12. Best Interests of Creditors Test (11 U.S.C. (section mark)
             ----------------------------------------------------------
1129(a)(7)). The Plan satisfies section 1129(a)(7) of the Bankruptcy Code.
-----------
Specifically:

         a. The liquidation analysis provided in the Snyder Affidavit and the Disclosure Statement is satisfactory and has not been controverted by other evidence.

         b. As evidenced by the Snyder Affidavit, with respect to each impaired Class, each holder of a Claim against or an Interest in a Debtor either has accepted the Plan or will receive or retain under the Plan on account of such Claim or Interest property of a value, as of the Effective Date of the Plan, that is significantly more than such holder would receive or retain if such Debtor were liquidated under Chapter 7 of the Bankruptcy Code on such date. No class has made an election under section 1111(b)(2) of the Bankruptcy Code.

         13. Acceptance by Certain Classes (11 U.S.C. (section mark)
             -------------------------------------------------------
1129(a)(8)). The Unimpaired Classes are unimpaired under the Plan, are
-----------
conclusively deemed pursuant to section 1126(f) to have voted to accept the Plan, and therefore satisfy section 1129(a)(8)(B). Of the Impaired Classes, holders of Claims and Interests in Classes FNV Group-3. FNV Group-6, FNV Capital-3, FNV Capital-4, FNV Mezzanine-5, FNV Trust-5 and FNV Trust-6 have affirmatively voted to accept the Plan by the requisite majorities that meet the acceptance requirements of sections 1126(c) and (d). As to each of these classes, the requirements of section 1129(a)(8)(A) have been satisfied. No holders of Claims or Interests in the Securities Litigation Classes held allowed claims or interests eligible to vote. Accordingly, the Securities Litigation Classes did not vote to accept the Plan by the requisite statutory majorities. Nonetheless, as to such Classes, the Plan may be confirmed under the cram-down provisions of section 1129(b) of the Bankruptcy Code.

         14. Treatment of Administrative and Tax Claims (11 U.S.C. (section
             --------------------------------------------------------------
mark) 1129(a)(9)). The treatment of Administrative Claims and Priority Tax
-----------------
Claims under Article II of the Plan satisfies the requirements of sections 1129(a)(9)(A) and 1129(a)(9)(C) of the Bankruptcy Code, and the treatment of Other Priority Claims under Sections 5.1 (b), 5.2(b), 5.3(b), 5.4(b), 5.5(b), 5.6(b), 5.7(b), 5.8(b) and 5.9(b) of the Plan satisfies the requirements of section 1129(a)(9)(B) of the Bankruptcy Code.

         15. Acceptance by Impaired Classes (11 U.S.C. (section mark)
             --------------------------------------------------------
1129(a)(10)). Section 1129(a)(10) of the Bankruptcy Code is satisfied with
------------
respect to the Plan for each Debtor as follows:

         a. With respect to the Plan for FNV Group and FNV Mezzanine, there are no impaired non-insider classes of Claims which were eligible to vote on the Plan, making the requirements of section 1129(a)(10) inapplicable;

         b. With respect to the Plan for FNV Capital, more than a majority in number and two-thirds in dollar amount of the non-insider Creditors voted to accept the Plan;

         c. With respect to the Plan for FNV Canada, FNV UK, FNV Loan, FNV Portfolio, FNV Technology and FNV Trust, there are no impaired classes of Claims and the requirements of section 1129(a)(10) are inapplicable.

         16. Feasibility (11 U.S.C. (section mark) 1129(a)(11)). As evidenced by
             --------------------------------------------------
the Snyder Affidavit and the Disclosure Statement (including the 10-K and 10-Q reports attached as Exhibits J and K thereto), except with respect to FNV Trust, confirmation of the Plan is not likely to be followed by the liquidation, or the need for further financial reorganization, of the Reorganized Debtors or any successors thereof, and there is a reasonable prospect that the Debtors will meet their financial obligations under the Plan, the Debtors will have sufficient cash on hand at Confirmation and cash flow to
 (a) make all payments required under the Plan upon Confirmation, (b) repay the Berkadia Loan and pay the New Senior Notes as and when they become due, and (c) fund the costs and expenses of the operations of the Reorganized Debtors. The Plan itself calls for the liquidation of FNV Trust; therefore, confirmation of the Plan is not likely to be followed by the need for further financial reorganization of FNV Trust. For these reasons, the Plan satisfies (or eliminates the need to consider) section 1129(a)(11) of the Bankruptcy Code with respect to each of the Debtors.

         17. Payment of Fees (11 U.S.C. (section mark) 1129(a)(12)). All fees
             ------------------------------------------------------
under 28 U.S.C. (section mark) 1930 presented to date have been paid or provided for, thereby satisfying section 1129(a)(12) of the Bankruptcy Code. Such fees shall be paid postconfirmation to the extent required by 28 U.S.C. (section mark) 1930.

         18. Continuation of Retiree Benefits (11 U.S.C. (section mark)
             ----------------------------------------------------------
1129(a)(13)). Sections 7.3(c) and 7.3(g) of the Plan provide for the
------------
continuation after the Effective Date of payment of all retiree benefits, as that term is described in section 1114 of the Bankruptcy Code, thereby satisfying the requirements of section 1129(a)(13) of the Bankruptcy Code.

         19. Identification of Plan Proponents (Fed. R. Bankr. P. 3016(a)). As
             -------------------------------------------------------------
required by Bankruptcy Rule 3016(a), the Plan is dated and identifies the Debtors as the Plan proponents.

         20. Fair and Equitable; No Unfair Discrimination (11 U.S.C. (section
             ----------------------------------------------------------------
mark) 1129(b)). Pursuant to section 1129(b) of the Bankruptcy Code, the Court
--------------
finds that the Plan does not discriminate unfairly with respect to each of Class FNV Group-7, Class FNV Capital-5 and Class

FNV Mezzanine-6 (collectively referred to as the "Securities Litigation Classes") because the treatment of such Classes is mandated by the Bankruptcy Code and there are no other Classes of Claims or Interests that are substantially similar to the Securities Litigation Classes that are treated differently therefrom. The Plan is fair and equitable with respect to the Securities Litigation Classes because the holders of such Claims shall receive property of a value equal to the allowed amount of their respective Claims. Thus, the Plan satisfies the requirements of section 1129(b) of the Bankruptcy Code as to each of the Classes described above.

         21. Principal Purpose of Plan (11 U.S.C. (section mark) 1129(d)). The
             ------------------------------------------------------------
principal purpose of the Plan is not the avoidance of taxes and no party in interest that is a governmental unit has so alleged.

         22. Assumption and Rejection (11 U.S.C. (section mark) 365(b)). Article
             ----------------------------------------------------------
VII of the Plan governing the assumption and rejection of executory contracts and unexpired leases satisfies the requirements of section 365(b) of the Bankruptcy Code.

         23. Conditions to Confirmation. The conditions to confirmation set
             --------------------------
forth in Section 11.1 of the Plan (i.e., approval of the Disclosure Statement, the Commitment Letter and the Management Agreement) have been satisfied.

NOW, THEREFORE, IT IS HEREBY ORDERED THAT,

         24. Amendments. The modifications of the plan reflected in the Plan
             ----------
Amendment meet the requirements of Sections 1127(a) and (c), such modifications do not adversely change the treatment of the Claim of any creditor or the Interest of any equity security holder within the meaning of Federal Rule of Bankruptcy Procedure 3019, and no further solicitation or voting is required.

         25. Confirmation. The Plan is hereby confirmed with respect to each of
             ------------
the Debtors. The terms of the Plan are incorporated by reference into, and are an integral put of, this Order.

         26. Stipulations and Agreements. The Plan Stipulations are hereby
             ---------------------------
approved and incorporated by reference into the Plan and this Order. In the event of any inconsistency between the provisions of the Plan and the Plan Stipulations, the terms of the Plan Stipulations shall govern. Further, the following agreement is recognized and the Objection of Certain Pharmacists, Veterinarians and Optometrists to Confirmation of the Plan is withdrawn as a result thereof:

                  Notwithstanding anything contained herein or in the Plan, the Motion of Pharmacists, Veterinarians and Optometrists for Abstention (Docket No. 790), which requests that the Bankruptcy Court abstain from adjudicating the claims of the MDL Pharmacists currently pending before the United States District Court for the Middle District of Florida, Tampa Division, will be heard at the fast regularly-scheduled omnibus hearing date, following the Confirmation hearing, which is on scheduled on September 10, 2001, at 10:00 a.m. Furthermore, the rights of the MDL Pharmacists to contend that
                  (i) the claims in MDL #1118 (and any related action), currently pending before the United States District Court for the Middle District of Florida, Tampa Division, should be liquidated in appropriate fora other than this Court and (ii) the resolution of the claims warrant a right to a trial by jury, shall not be precluded by the Plan, including but not limited to the provisions relating to the injunction, discharge or estimation provisions of Articles IX and X and shall be unaltered by the Plan and Plan confirmation.

         27. Objections. All of the objections to confirmation of the Plan and
             ----------
all reservations of rights included therein that have not been withdrawn, rendered moot or resolved by the Plan Stipulations are over-ruled. All objections that are withdrawn, are deemed withdrawn with prejudice.

         28. Waiver of Bankruptcy Rule 3020. The ten-day stay of this Order
             ------------------------------
imposed by Bankruptcy Rule 3020(e) is waived. The Debtors are authorized to consummate the Plan and the transactions contemplated thereby in accordance with the terms of the Plan.

         29. Assumption, Rejection and Cure Amounts. (a) The Debtors are hereby
             --------------------------------------
authorized to (i) reject the executory contracts and unexpired leases listed on
Exhibit 7.1 to the Plan and (ii) assume the executory contracts and unexpired leases listed on Exhibit 7.2 to the Plan and all other executory contracts and unexpired leases not listed on Exhibit 7.1 to the Plan, and make cure payments with respect thereto in accordance with the provisions of Sections 7.2(d) and 7.2(e) of the Plan. Such assumptions and rejections may be amended prior to the Effective Date and shall be effective and binding on the Effective Date.

         (b) Any monetary amounts required as cure payments on each executory contract and unexpired lease to be assumed pursuant to the Plan shall be satisfied, pursuant to section 365(b)(1) of the Bankruptcy Code, by payment of the cure amount in Cash on the Effective Date or upon such other terms and dates as the parties to such executory contracts or unexpired leases otherwise may agree. In the event of a dispute regarding (i) the amount of any cure payment,
(ii) the ability of the Debtors or any assignee to provide "adequate assurance of future performance" (within the meaning of section 365 of the Bankruptcy
Code) under the contract or lease to be assumed, or (iii) any other matter pertaining to assumption, adequate assurance or the cure payments required by section 365(b)(1) of the Bankruptcy Code shall be subject to the jurisdiction of the Bankruptcy Court and made or carried out following the entry of a Final Order or agreement of the parties resolving such dispute.

         30. Release and Injunctions. The release and injunction provisions
             -----------------------
contained in Section 10.5 of the Plan are fair and equitable, are given for valuable consideration, and are in the best interests of the Debtors and their chapter 11 estates, and such provisions shall be effective and binding upon all Persons and entities. All injunctions provided for in the Chapter 11 Case, whether under section 105 of the Bankruptcy Code or otherwise, and in existence on the Confimation Date, shall remain in full force and effect until the later of the Effective Date or the date on which the last Disputed Claim has been resolved, whether by consent, Final Order or otherwise.

         31. Binding Effect. Effective as of the Confirmation Date, but subject
             --------------
to the occurrence of the Effective Date, in accordance with section 1141(a) of the Bankruptcy Code, the Plan, its provisions, and this Order shall be binding upon: (i) the Debtors; (ii) the Berkadia Parties, (iii) any party to an executory contract of any Debtor; and (iv) any Creditor or Interest holder of any Debtor, whether or not the Claim or Interest of such Creditor or Interest holder is impaired under the Plan and whether or not such Creditor or Interest holder has accepted the Plan.

         32. General Authorizations. The Debtors, the Reorganized Debtors and
             ----------------------
each of their respective directors, officers, employees, trustees, agents and attorneys are hereby authorized and empowered pursuant to section 1142(b) of the Bankruptcy Code to execute, deliver, record and file, and to take such action as is necessary or appropriate to effectuate the terms of, the instruments, agreements, and documents contemplated by the Plan, and take any or all corporate actions authorized to be taken pursuant to the Plan, whether or not specifically referred to in the Plan or any exhibit thereto, without further order of the Court.

         33. The approvals and authorizations specifically set forth in this Confirmation Order are nonexclusive and are not intended to limit the authority of any Debtor or Reorganized Debtor to take any and all actions necessary or appropriate to implement, effectuate and consummate the Plan, this Confirmation Order and the respective transactions contemplated thereby and hereby. Without limiting the generality or effect of any other provision of this Confirmation Order, the appropriate Debtors and Reorganized Debtors shall be, and they hereby are, specifically authorized and empowered to take any and all such actions as any of their respective officers may determine are necessary or appropriate to implement, effectuate and consummate the Plan and this Confirmation Order and the transactions respectively contemplated thereby and hereby, all in accordance with the terms of the Plan, the Disclosure Statement and this Confirmation Order. Each of the officers of each Debtor and Reorganized debtor shall be, and hereby is, authorized to execute, deliver, file or record such contracts, instruments, releases, notes, indentures, mortgages, deeds, assignments, leases or other agreements or documents and take such other actions as such officer may determine are necessary or appropriate to effectuate and further evidence the terms and conditions of the Plan and this Confirmation Order and the transactions respectively contemplated thereby and hereby, all without further application to or order of this Court and whether or not such actions or document are specifically referred to in the Plan, the Disclosure Statement, the Disclosure Statement Order, this Confirmation Order or the Exhibits to any of the foregoing, and the Secretary or any Assistant Secretary of each such Debtor or Reorganized Debtor shall be, and hereby is, authorized to certify or attest to any of the foregoing actions. To the extent that, under applicable non-bankruptcy law, any of the foregoing actions would otherwise require the consent or approval of the directors or stockholders of any Debtor or Reorganized Debtor this Confirmation Order shall constitute such consent to approval, and such actions shall be, and hereby are, deemed to have been taken by unanimous action of the directors and stockholders of the appropriate Debtor or Reorganized Debtor.

         34. All transfers, security interests, grants, liens and guarantees given by any of the Debtors in conjunction with the implementation of the Plan have been based upon fair consideration, are in the best interests of the creditors or the Debtors and, accordingly, are not subject to avoidance under the Bankruptcy Code or any other applicable law.

         35. As of the Effective Date, (a) boards of directors of the Debtors shall no longer serve in their offices (except as provided pursuant to the Plan) and the appointment of the directors of the Reorganized Debtors shall become effective pursuant to and in accordance with the Plan, and (b) the executive officers of the Debtors shall no longer serve in their offices (except as provided pursuant to the Plan) and the executive officers of the Reorganized Debtors shall become effective pursuant to and in accordance with the Plan, together with such other executive officers as the Reorganized Debtors shall designate in their discretion. The remaining non-executive officers of the Debtors immediately prior to the Effective Date shall become officers of the respective Reorganized Debtors retaining their then-current positions, but nothing in this Order shall affect the "at-will" nature of any officers position with a Reorganized Debtor.

         36. The adoption, on the Effective Date, of the Restated Certificates of Incorporation and the By-laws of the Reorganized Debtors is authorized and approved in all respects, in each case, without further action under applicable law, regulation, order, or rule, including, without limitation, any action by the stockholders of the Debtors or the Reorganized Debtors. As of the Effective Date, the Reinstatement of all Interests and issuance of Additional Common Stock, the imposition of stock transfer restrictions set forth in the Restated Certificates of Incorporation or By Laws of Reorganized FNV Group, and the certificates and other matters provided under the Plan involving the corporate structure of the Reorganized Debtors or corporate action by the Reorganized Debtors shall be deemed to have occurred, be authorized, and shall be in effect without requiring further action under applicable law, regulation, order, or rule, including, without limitation, any action by the directors, trustees or stockholders of the Debtors or the Reorganized Debtors or any rule of or agreement with any securities exchange.

         37. Exemption from Registration of Securities. Section 1145 of the
             -----------------------------------------
Bankruptcy Code shall apply to the fullest extent possible in respect of any and all securities under the Plan.

         38. In accordance with section 6.2(f) of the Plan, and the provisions of the Amended and Restated Bylaws of FNV Group, each certificate representing Interests in FNV Group shall bear a legend referring to the restrictions on transferability of such Interest, and FNV Group is hereby authorized to take such actions to replace and prevent the transfer of such certificates without such legend as FNV Group determines to be appropriate, which may include providing that stock certificates that do not bear such legend will not be recognized by FNV Group as "good delivery" for transfer of such securities, as well as providing that no distributions or dividends will be paid in respect of any such securities represented by certificates that do not bear such legend, with any such amounts not so paid to be held for the benefit of such security holder in accordance with the Plan and applicable law.

         39. On the Effective Date, in accordance with the Plan, FNV Group shall issue to Berkadia shares (the "50% Number") of Additional Group Common Stock which constitute 50% of the outstanding common stock of Reorganized FNV Group on a Fully Diluted Basis as of the Effective Date (the "50% Number"); provided, however, that if the 50% Number exceeds the "Maximum Number" (as defined below), then FNV Group shall be treated as having issued to Berkadia, on the Effective Date pursuant to the Plan, only the Maximum Number of shares. The "Maximum Number" is the maximum number of shares that Reorganized FNV Group can issue to Berkadia on the Effective Date pursuant to the Plan and have the "Ownership Change" (as defined below) that occurs on the Effective Date qualify for the special rule afforded under section 382(1)(5) of the Internal Revenue Code of 1986 as amended (the "IRC"), when considering all the facts and circumstances existing as of the Effective Date. "Ownership Change" means "ownership change" within the meaning of section 382 of the IRC. Notwithstanding the foregoing, if the Ownership Change does not qualify for such special rule for a reason other than the 50% Number exceeding the Maximum Number, then the proviso to the first sentence of this paragraph shall be inapplicable and FNV Group shall be treated as having issued the 50% Number of shares to Berkadia on the Effective Date pursuant to the Plan. In addition, on or after the Effective Date, pursuant to the Plan, FNV Group may, at its sole discretion, issue to a Creditor or Creditors in settlement of their Disputed Claims shares of common stock of Reorganized FNV constituting up to 1% in the aggregate of the common stock of Reorganized FNV outstanding as of the Effective Date (such outstanding amount to be calculated assuming the issuance to Berkadia of the 50% Number of shares).

         40. First Union National Bank of North Carolina, not individually, but solely in its capacity as the Trustee under that certain Rabbi Trust Agreement dated November 8, 1995, by and between FNV Group and the Trustee (the "Trust Agreement"), entered into in connection with those certain benefit plans described in the Trust Agreement and the schedules and exhibits thereto (collectively, the "Benefit Plans"), is hereby directed (i) to reimburse FNV Group, pursuant to section 2.3 of the Trust Agreement, from the Trust funds, for Benefit Plan benefits paid directly by FNV Group to any participant in the Benefit Plans and (ii) in the event it is determined at the end of any Benefit Plan year that the value of the Trust fund is greater than one hundred ten percent (110%) of the accrued obligations of all participants of the Benefit Plans supported by the Trust, to return to FNV Group, in accordance with section 4.1 of the Trust Agreement, such funds from the Trust so as to reduce the Trust fund value to no less than one hundred ten percent (110%) of the then accrued obligations of all Benefit Plan participants.

         41. Revesting of Property. Pursuant to section 1141 of the Bankruptcy
             ---------------------
Code, on the Effective Date, and except as otherwise provided in the Plan, (a) all of the property of the Debtors' estates is vested in the Reorganized Debtors, respectively, (b) the transfer of any assets by the Debtors or the Reorganized Debtors, as contemplated by the Plan, and the vesting of the assets in the Reorganized Debtors, are free and clear of all liens, security interests, claims, and interests, and all such liens, security interests, claims and interests shall be extinguished, and (c) the Debtors may operate their businesses and may use, acquire and dispose of property and compromise or settle any Claims or Interests, including Disputed Claims or Disputed Interests, without supervision or approval by the Bankruptcy Court and free of any restrictions of the Bankruptcy Code or Bankruptcy Rules unless otherwise expressly imposed by the Plan and this Confirmation Order.

         42. Tax Provisions. Pursuant to section 1146(c) of the Bankruptcy Code
             --------------
and in accordance with section 6.7 of the Plan, no stamp or similar tax may be imposed upon the issuance, registration, transfer or exchange of notes or equity securities under the Plan, including, without limitation, the New Senior Notes, any notes related to the Berkadia Loan, the Berkadia Credit Agreement, all debt public and private, the New Group Preferred Stock (if any is issued), the Additional Group Common Stock or the Additional Mezzanine Common Stock (if any is issued), the creation of any Lien, the making, assignment or surrender of any lease or sublease, the creation of any mortgage, deeds of trust or other security interest, the making or delivery of any deed, bill of sale or other instrument of transfer under, in furtherance of, or in connection with the Plan, whether involving real or personal property, including, without limitation, any merger agreements or agreements of amalgamation or consolidation, deeds, bills of sale or assignments executed in connection with any of the transactions contemplated under the Plan.

         43. Failure To Consummate Plan. If the Effective Date does not occur,
             --------------------------
then (a) the Plan, (b) assumption or rejection of executory contracts or unexpired leases pursuant to the Plan, (c) any document or agreement executed pursuant to the Plan, and (d) any actions, releases, waivers, or injunctions authorized by this Confirmation Order or any order in aid of consummation of the Plan shall be deemed null and void. In such event, nothing contained in this Confirmation Order, any order in aid of consummation of the Plan, or the Plan, and no acts taken in preparation for consummation of the Plan, (i) shall be deemed to constitute a waiver or release of any Claims or Interests by or against any Debtor or any other Person, to prejudice in any manner the rights of any Debtor or any Person in any further proceedings involving such Debtor or otherwise, or to constitute an admission of any sort by any Debtor or any other Person as to any issue including, without limitation, issues relating to the ownership by or the rights of any Debtor in all or any part of the property owned, sold, held by or in the possession of any Debtor or (ii) shall be construed as a finding of fact or conclusion of law in respect thereof. Notwithstanding the foregoing, failure of the Effective Date shall not invalidate that portion of the FINOVA plc Stipulation allowing in full the claims asserted by the Agent and the PLC Lenders (as such terms are defined in the FINOVA plc Stipulation), without offset, defense or counterclaim.

         44. Retention of Jurisdiction. The Court shall retain jurisdiction in
             -------------------------
accordance with the terms of Section 12.1 of the Plan, the other provisions of this Confirmation Order and sections 1141 and 1142 of the Bankruptcy Code. Until these Chapter 11 Cases are closed, any party in interest may commence a proceeding in the Court in respect of any matter as to which jurisdiction has been retained.

         45. Notice of Effective Date. Within ten Business Days after the
             ------------------------
occurrence of the Effective Date, the Debtors will give notice of the occurrence of the Effective Date by United States first class mail postage prepaid, by hand, or by overnight courier service to (a) the United States Trustee, (b) counsel for each Official Committee, (c) the Securities and Exchange Commission at Washington, D.C., (d) entities who objected to the Disclosure Statement or confirmation of the Plan, (e) entities who requested notices under Bankruptcy Rule 2002, (f) each Indenture Trustee, (g) each Administrative Agent or Paying Agent under a Bank Credit Agreement, (h) all parties to executory contracts or unexpired leases assumed or rejected pursuant to the Plan, (i) all creditors who have filed proofs of claim in these Chapter 11 Cases or who are listed in the Debtors' schedules of assets and liabilities or any amendment or modification thereto and (j) all known holders of outstanding claims against the Debtors arising after the Petition Date and before the Effective Date. In addition to such notice, the Debtors shall serve a copy of this Confirmation Order upon each of the parties listed in subparagraphs (a), (b), (c), (d), (e), (f), (g) and (h) hereof.

         46. Publication Notice. The Debtors shall cause to be published a
             ------------------
Notice of the Effective Date of the Plan as promptly as practicable after the occurrence of the Effective Date once in each of The Wall Street Journal
                                                 -----------------------
(National Edition) and The New York Times (National Edition).
                       ------------------

         47. Bar Date for Administrative Claims. Except as otherwise provided in
             ----------------------------------
paragraph 48 hereof, all persons and entities seeking payment from the Debtors or their Estates on account of any Administrative Claims which have not been paid or otherwise satisfied prior to the date hereof shall file a request for allowance and payment of such claim with the Bankruptcy Court and serve such request upon counsel for the Debtors and each Official Committee no later than thirty days after the Effective Date (the "Administrative Bar Date"). Unless the Debtors object to an Administrative Claim within thirty days after the Administrative Bar Date, such Administrative Claim shall be deemed to be Allowed in the amount requested. In the event that the Debtors object to an Administrative Claim, this Court shall determine the allowed amount of such Administrative Claim, unless otherwise agreed to by the parties to that dispute. Notwithstanding the foregoing, no request for payment of an Administrative Claim need be filed with respect to an Administrative Claim which was previously approved by the Court, or which is paid or payable by a Debtor in the ordinary course of its business, or for fees due to the United States Trustee under chapter 123 of title 28 of the United States Code. Further, notwithstanding anything contained in paragraphs 47 and 48 hereof, Allowed Claims of Indenture Trustees, including, without limitation, Indenture Trustee Fees Claims for professional fees, are to be treated and paid according to Article V of the Plan and not as Administrative Claims.

         48. Bar Date for Claims for Professional Fees and Substantial
             ---------------------------------------------------------
Contribution. Any Person seeking an award of an Allowed Administrative Claim on
------------
account of Professional Fees or services rendered or reimbursement of expenses incurred through and including the Effective Date under sections 327, 328, 330, 331, 503(b) and 1103 of the Bankruptcy Code shall file a final application for allowance of compensation for services rendered and reimbursement of expenses incurred through the Confirmation Date no later than the Administrative Bar Date (except to the extent that such Person is an Ordinary Course Professional, in which case the procedures set forth in the Ordinary Course Professional Order shall be followed). Objections to final applications for payment of Professional Fees must be filed no later than 60 days after the Administrative Bar Date. All Professional Fees for services rendered in connection with the chapter 11 Cases and the Plan after the Confirmation Date including, without limitation, those relating to the occurrence of the Effective Date, the prosecution of causes of action preserved hereunder and the resolution of Disputed Claims, shall be paid by the applicable Debtor promptly following receipt of an invoice therefor, together with reasonably detailed documentation in support of same, or on such other terms as such Debtor may agree to, without the requirement of further Bankruptcy Court authorization or entry of a Final Order. The requirements of the Ordinary Course Professionals Order shall expire and shall be of no further effect after the Confirmation Date.

         49. Bar Date for Rejection Damage Claims. If the rejection of any
             ------------------------------------
executory contract, unexpired lease, option, warrant, right of conversion or the Rights Plan pursuant to Section 7.1 (a) of the Plan gives rise to a Claim by the non-Debtor party or parties to such contract, lease, option, warrant or right, such Claim shall be forever barred and shall not be enforceable against the Debtors, the Reorganized Debtors, their respective successors or their respective properties unless a proof of Claim is filed and served on the appropriate Reorganized Debtor no later than 30 days after the date of service of the Effective Date Notice, with the Confirmation Order, pursuant to section 7.1(b) of the Plan and paragraph 44 of this Order.

         50. Notice of Bar Dates. Within ten Business Days after the occurrence
             -------------------
of the Effective Date, the Debtors will give notice of each of the bar dates established by paragraphs 47, 48 and 49 hereof, substantially in the form attached hereto as Exhibit A (the "Notice of Important Dates"), by United States first class mail postage prepaid, by hand, or by overnight courier service to
(a) all known holders of Administrative Claims, (b) all Ordinary Course Professionals and all Professionals retained in these Chapter 11 Cases, (c) all known persons seeking or, to the Debtors' knowledge, intending to seek an award of an Allowed Administrative Claim on account of services rendered or reimbursement of expenses incurred through and including the Effective Date under sections 327, 328, 330, 331, 503(b) and 1103 of the Bankruptcy Code, and
(d) all non-Debtor parties to any executory contract, unexpired lease, option, warrant, right of conversion or the Rights Plan rejected pursuant to Section 7.1(a) of the Plan. The Notice of Important Dates may be included in or with the other notices referenced in this Order.

         51. Distributions on Account of Bank Claims, Debt Securities Claims and
             -------------------------------------------------------------------
Other Claims. (a) Notwithstanding any provision in the Plan to the contrary, any
------------
distributions made pursuant to the Plan on account of Bank Claims shall be paid to the applicable Administrative Agent or Paying Agent pursuant to the applicable Bank Credit Agreement as listed in Exhibit 1.11 to the Plan, or any successor Agent, and any distributions made pursuant to the Plan on account of Debt Securities Claims shall be paid to the applicable Indenture Trustee as listed in Exhibit 1.69 to the Plan, or any successor Indenture Trustee, in either case for distribution by such Agent or Indenture Trustee to the holders of the Bank Claims and Debt Securities Claims as soon as practicable pursuant to the terms of the applicable Bank Credit Agreement or Debt Securities Indenture. The Debtors may aggregate any or all Claims for each such agreement or series of securities and need not itemize the holders of the Claims or the specific Claims satisfied by such payments. The Agents or Indenture Trustees, as the case may be, shall distribute the amounts to the appropriate holders of the Claims. The Debtors shall have no further responsibility or liability for making those distributions to the extent that they have provided the applicable Agent or Indenture Trustee with payment for those Claims. If any Bank Claim or Debt Securities Claim is a Disputed Claim, the Debtors shall pay the undisputed portion of such Claim to the applicable Agent or Indenture Trustee for distribution to the holder of the Disputed Claim, and the Debtors shall pay the disputed portion of such claim when the dispute is resolved in accordance with
Section 9.2 of the Plan. Payment of the undisputed portion of a Disputed Claim shall be without prejudice to the Debtors' rights to assert all objections and defenses to payment of the Disputed portion of the Claim.

         (b) Notwithstanding any provision in the Plan to the contrary but except as otherwise provided in the Plan Stipulations, before, on or as soon as practicable after the Effective Date, the Debtors shall circulate to each Agent and Indenture Trustee the Debtors' calculation of the aggregate amount due (including all applicable interest and fees payable pursuant to the terms of the Plan) on account of the undisputed Bank Claims or undisputed Debt Securities Claims represented by such Agent or Indenture Trustee (the "Undisputed Claim Amount") and shall pay the Undisputed Claim Amount to the applicable Agent or Indenture Trustee as soon as practicable after the Effective Date (whether or not the Debtors' calculation thereof has been received by the applicable Agent or Indenture Trustee), pursuant to paragraph 51(a) hereof. If any Agent or Indenture Trustee disputes the Undisputed Claim Amount, it must serve notice of such dispute upon the Debtors as soon as practicable, but in no event later than ten (10) business days after circulation of the Disputed Claim Amount, and the dispute will be resolved pursuant to the mechanism set forth in Section 9.2 of the Plan.

         (c) Other than as provided in subparagraphs (a) and (b) above, all payments or distributions required to be made by or for the benefit of the Debtors pursuant to the Plan shall be made within the time provided by the Plan and shall be deemed timely and proper if mailed by first class mail on or before the distribution dates set forth in the Plan to the last known address of the persons entitled thereto, including, without limitation, the address so forth in the transfer records of the transfer agent on the Record Date with respect to the issued and outstanding common stock of FNV Group, or as otherwise specifically provided in the Plan. None of the Debtors or the Reorganized Debtors shall have any obligation to recognize any transfer of a Claim or Interest occurring after the Distribution Record Date and shall be entitled instead to recognize and deal for all purposes under the Plan with only those record holders listed on the (i) Schedules or the claims register maintained by the Clerk of the Court or the agent of the Clerk appointed in the Chapter 11 Cases (for Claims) and (ii) transfer ledgers maintained by the transfer agent(s) (for Interests) as of the close of business on the Distribution Record Date.

         (d) Subject to Bankruptcy Rule 9010, and except as provided in subparagraph (b) above, distribution shall be made as provided in the Plan. This Court retains jurisdiction to review and require the return of distributions made in error.

         52. Except as expressly provided in the Plan or in any contract, instrument, release, indenture or other agreement entered into in connection with the Plan, in accordance with section 1123(b) of the Bankruptcy Code, the Reorganized Debtors shall retain and may enforce any claims, rights and causes of action, whether arising before or after the Petition Date, that any Debtor or Estate may hold against any entity or Person. The Reorganized Debtors or their successors may pursue such retained claims, rights or causes of action, as appropriate, in their discretion, in accordance with the best interests of the Reorganized Debtors or the successors holding such rights of action. The Reorganized Debtors may pursue, abandon, settle or release any or all such claims, rights and causes of action, as they may deem appropriate. No creditor or shareholder shall have any right or power to pursue or commence any litigation, whether direct, indirect or derivative, in regard to such claims, rights and causes of action.

         53. Conflicts Between Order and Plan. (a) To the extent of any
             --------------------------------
inconsistency between the provisions of the Plan and this Order, the terms and conditions contained in this Order shall govern.

         (b) The provisions of this Order are integrated with each other and are nonseverable and mutually dependent unless expressly stated by further order of this Court.

Dated: Wilmington, Delaware
       August 10, 2001

                                         /s/  Peter J. Walsh
                                        -------------------------------------
                                           UNITED STATES BANKRUPTCY JUDGE

                         UNITED STATES BANKRUPTCY COURT
                                                         DISTRICT OF DELAWARE


In re:                                  Chapter 11

THE FINOVA GROUP INC.,                  Case Nos. 01-0697 (PJW) through
FINOVA CAPITAL CORPORATION,             01-0705 (PJW)
FINOVA (CANADA) CAPITAL CORPORATION,
FINOVA CAPITAL PLC,                     Jointly Administered
FINOVA LOAN ADMINISTRATION INC.,
FINOVA MEZZANINE CAPITAL INC.,
FINOVA PORTFOLIO SERVICES, INC.,
FINOVA TECHNOLOGY FINANCE, INC., AND
FINOVA FINANCE TRUST,

Debtors.

                            -------------------------
                            NOTICE OF IMPORTANT DATES
                            -------------------------


               TO ALL PERSONS AND ENTITIES WITH CLAIMS, INCLUDING
           ADMINISTRATIVE EXPENSE CLAIMS, REJECTION DAMAGE CLAIMS, AND
            GOVERNMENTAL CLAMS AGAINST ANY OF THE FOLLOWING DEBTORS:

==============================================================================================================
                                                                                      TAX I.D.
DEBTOR                               OTHER NAMES USED                                  NUMBER      CASE NUMBER
--------------------------------------------------------------------------------------------------------------
The FINOVA Group Inc.                                                                86-0695381   01-0697(PJW)
--------------------------------------------------------------------------------------------------------------
FINOVA Capital Corporation           Ambassador Factors Corporation                  94-1278569   01-0698(PJW)
                                     BATCL-1992-I, Inc.
                                     Desert Hospitality II, Inc.
                                     FCS 505, Inc.
                                     FINOVA Capital Funding, Inc.
                                     FINOVA Capital Funding, L.P.
                                     FINOVA Capital Markets Inc.
                                     FINOVA Realty Capital Inc.
                                     FINOVA Realty Capital of Greater Florida Inc.
                                     FINOVA Realty Capital Warehouse Funding, LP
                                     FINOVA Medical Receivables, Inc.
                                     FINOVA Warehouse Funding Inc.
                                     Fremont Financial Corporation
                                     Fremont Funding, Inc.
                                     Fremont VFC Funding Corporation
                                     Greycas, Inc.
                                     Greyhound Financial Capital Corporation
                                     Greyhound Investors Corporation
                                     Greyhound Inter-American Aircraft Leasing, Ltd.
                                     Greyhound Real Estate Investment Ten Inc.
                                     Greyship Corp.
                                     Northern Investment Corporation
                                     TriCon Capital Corporation
--------------------------------------------------------------------------------------------------------------
FINOVA (Canada) Capital Corporation  FINOVA (Canada) Resorts Corporation             N/A          01-0699(PJW)
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
FINOVA Capital plc                   FINOVA Capital Limited                          N/A          01-0700(PJW)
                                     Greyhound Financial Services Limited
--------------------------------------------------------------------------------------------------------------
FINOVA Loan Administration Inc.      Electronic Payment Systems, Inc.                87-0460709   01-0701(PJW)
--------------------------------------------------------------------------------------------------------------
FINOVA Mezzanine Capital Inc.        AC Contact Lens, Inc.                           62-1583116   01-0702(PJW)
                                     Sirrom Capital West, Inc.
                                     FINOVA Newco Inc.
                                     Sirrom Investments, Incl
                                     Sirrom Capital Corporation
                                     Tandem Capital, Inc.
--------------------------------------------------------------------------------------------------------------
FINOVA Portfolio Services, Inc.                                                      86-0695380   01-0703(PJW)
--------------------------------------------------------------------------------------------------------------
FINOVA Technology Finance, Inc.      Denton Imaging, Inc.                            06-1179144   01-0704(PJW)
                                     FSI Funding Corp. I
                                     International, Inc.
                                     Financing for Science International Inc.
                                     FSI Funding Corp. II
                                     Melville Holding Co., Inc.
                                     FINOVA Business Credit Corp.
                                     Highland Park Medical Imaging, Inc.
--------------------------------------------------------------------------------------------------------------
FINOVA Finance Trust                                                                 86-6263801   01-0705(PJW)
--------------------------------------------------------------------------------------------------------------

PLEASE TAKE NOTICE THAT:

         1. On March 7, 2001, The FINOVA Group Inc. and eight of its affiliates as listed above (collectively, the "Debtors") each filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). Their cases are being jointly administered under Case No. 01-0697(PJW).

         2. The Debtors filed a disclosure statement and accompanying joint plan of reorganization on May 2, 2001, an amended and restated disclosure statement and accompanying amended and restated joint plan of reorganization on June 1, 2001, a second amended and restated disclosure statement and accompanying second amended and restated joint plan of reorganization on June 11, 2001, and a third amended and restated disclosure statement and accompanying third amended and restated joint plan of reorganization on June 14, 2001. By order dated June 14, 2001, the Bankruptcy Court approved the Debtors' Third Amended and Restated Disclosure Statement With Respect to the Joint Plan of Reorganization of the Debtors Under Chapter 11 of the Bankruptcy Code (the "Disclosure Statement"), as accompanied by the Debtors' Third Amended and Restated Joint Plan of Reorganization of the Debtors Under Chapter 11 of the Bankruptcy Code (the "Plan").

         3. A hearing was held on August 10, 2001, to consider confirmation of the Plan, and by order dated August __, 2001, the Plan was confirmed by the Bankruptcy Court.

                                 IMPORTANT DATES

4.       REJECTION DAMAGE CLAIM BAR DATE: Pursuant to Section 7.1(b) of the
         -------------------------------
         Plan, if the rejection of any excutory contract, unexpired lease, option, warrant, right of conversion, warrant or Rights Plan pursuant to Section 7.1(a) of the Plan gives rise to a Claim (as that term is defined in the Plan) by a non-Debtor party or parties to such contract, lease, option, warrant or right, such claim shall be forever barred and shall not be enforceable against the Debtors, the Reorganized Debtors (as that term is defined in the Plan), their respective successors or their respective properties, unless a proof of Claim is filed with the Claims Administration Center (as defined below),as provided for in paragraph 10 herein, on or before September __, 2001.

5.       EFFECTIVE DATE OF PLAN:  the Plan became effective on August __, 2001.
         -----------------------

6.       ADMINISTRATIVE BAR DATE: Pursuant to Section 2.2 of the Plan the last
         -----------------------
         day to file Administrative Claims (as that term is defined in the Plan) is September __, 2001.

7.       OBJECTION DEADLINE TO PROFESSIONAL COMPENSATION AND EXPENSE
         -----------------------------------------------------------
         REIMBURSEMENT CLAIMS: Pursuant to Section 2.3 of the Plan, objections,
         --------------------
         if any, to final applications for payment of Professional Fees (as that term is defined in the Plan) must be filed with the United States Bankruptcy Court for the District of Delaware, 824 Market Street, 5th Floor, Wilmington, Delaware 19801, and served in accordance with the local rules and orders of the Bankruptcy Court on or before September __, 2001.

8.       GOVERNMENTAL UNIT BAR DATE: The bar date for governmental units (as
         --------------------------
         that term is defined in section 101(27) of the Bankruptcy Code) is September 3, 2001.

9.       OBJECTIONS TO CURE AMOUNTS: Pursuant to Section 7.1(e) of the Plan,
         --------------------------
         objections, if any, to Cure Amounts (as that term is defined in the Plan) listed in Exhibit 7.2 of the Plan must be filed no later than August __, 2001.

                      FILING PROOFS OF CLAIM AND OBJECTIONS
                      -------------------------------------

10. Proofs of Claim for any Claim described in paragraphs 4, 6, and 8 herein must be filed so as to be received on or before 4:00 p.m. (Mountain Standard Time) on the date specified in paragraphs 4, 6, and 8 herein at the following address (the "Claims Administration Center"):

                                       FGI
                          CLAIMS ADMINISTRATION CENTER
                                  P.O. BOX 8980
                         SCOTTSDALE, ARIZONA 85252-8980
                      or (if by overnight mail or courier)
                                       FGI
                          CLAIMS ADMINISTRATION CENTER
                       4800 N. SCOTTSDALE ROAD, 6th FLOOR
                         SCOTTSDALE, ARIZONA 85251-7623
                             (tel.: (480) 636-4800)

         A proof of Claim will be deemed timely filed only if the original proof of Claim is actually received by the Claims Administration Center on or
                     -------- --------
         before the Bar Date. Proofs of Claim may not be delivered by facsimile or telecopy.

11. If you file a proof of Claim, your filed proof of Claim must (i) be written in the English language, (ii) be denominated in lawful currency of the United States, and (iii) conform substantially to Official Form
         10. YOU SHOULD ATTACH TO YOUR COMPLETED PROOF OF CLAIM FORM COPIES OF ANY WRITINGS UPON WHICH SUCH CLAIM IS BASED.

12. YOU MUST SPECIFICALLY IDENTIFY THE DEBTOR AGAINST WHICH YOU ASSERT A CLAIM. YOU SHOULD INCLUDE ALL CLAIMS AGAINST A PARTICULAR DEBTOR IN A SINGLE PROOF OF CLAIM FORM. IF YOU HAVE A CLAIM AGAINST MORE THAN ONE DEBTOR YOU MUST FILE A SEPARATE PROOF OF CLAIM FORM AGAINST EACH SUCH DEBTOR.

13. ANY CREDITOR WHO FAILS TO FILE A PROOF OF CLAIM FOR ANY CLAIM DESCRIBED ABOVE ON OR BEFORE 4:00 P.M. (MOUNTAIN STANDARD TIME) ON THE DATES SPECIFIED IN PARAGRAPHS 4, 6, AND 8 HEREIN FOR REJECTION DAMAGE CLAIMS, ADMINISTRATIVE CLAIMS, AND GOVERNMENTAL UNIT CLAIMS, RESPECTIVELY, FOR ANY CLAIM SUCH CREDITOR HOLDS OR WISHES TO ASSERT AGAINST THE DEBTORS, WILL BE FOREVER BARRED, ESTOPPED, AND ENJOINED FROM ASSERTING SUCH CLAIM (OR FILING A PROOF OF CLAIM WITH RESPECT TO SUCH CLAIM) AGAINST THE DEBTORS AND THE REORGANIZED DEBTORS, AND THE DEBTORS AND THE REORGANIZED

         DEBTORS AND THEIR PROPERTY, WILL BE FOREVER DISCHARGED FROM ANY AND ALL INDEBTEDNESS OR LIABILITY WITH RESPECT TO SUCH CLAIM, AND SUCH HOLDER SHALL NOT PARTICIPATE IN ANY DISTRIBUTION IN THESE CHAPTER 11 CASES ON ACCOUNT OF SUCH CLAIM, OR TO RECEIVE FURTHER NOTICES REGARDING SUCH CLAIM.

14. Objections, if any, of the types described in paragraphs 7 and 9 herein must be filed with the United States Bankruptcy Court for the District of Delaware, 824 Market Street, 5th Floor, Wilmington, Delaware 19801, and served in accordance with the local rules and orders of the Bankruptcy Court and must be sent via facsimile or overnight courier to
         (i) co-counsel to the Debtors: Gibson, Dunn & Crutcher LLP, 200 Park Avenue, New York, New York 10166, ATTN: Jonathan M. Landers (facsimile number 212-351-4035); (ii) co-counsel to the Debtors: Richards, Layton & Finger, P.A., One Rodney Square, P.O. Box 551, Wilmington, Delaware 19899, ATTN: Mark D. Collins (facsimile number 302-658-6548); (iii) the office of the United States Trustee, 601 Walnut Street, Room 950 West, Philadelphia, PA 19106, ATTN: George Conway III (facsimile number (302) 573-6497); (d) counsel to the Creditors' Committee: Wachtel, Lipton, Rosen & Katz, 51 West 52nd Street, New York, NY, 10019, ATTN: Chaim J. Fortgang (facsimile number (212) 403-2203); and (v) counsel to the Equity Committee: Anderson, Kill & Olick, P.C., 1251 Avenue of the Americas, 42nd Floor, New York, NY 10020, ATTN: Mark Silverschotz (facsimile number (212) 278-1733)

15. If you have any questions concerning the filing, amount, nature, or processing of a proof of claim, or objection please call 888-534-6682. YOU SHOULD CONSULT YOUR ATTORNEY REGARDING ANY OTHER INQUIRIES, SUCH AS WHETHER YOU SHOULD FILE A PROOF OF CLAIM OR OBJECTION. DO NOT ATTEMPT
                                                                --------------
         TO CONTACT THE COURT FOR ADVICE.
         -------------------------------

DATED:   August __, 2001                    BY ORDER OF THE COURT:
                                            Hon. Peter J. Walsh,
                                            Chief United States Bankruptcy Judge